CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Exhibit 10.11(k)

EXECUTION COPY

FIRST AMENDMENT TO PURCHASE AGREEMENT

This FIRST AMENDMENT, dated as of June 11, 2018 (this “Amendment”), to the PURCHASE AGREEMENT, dated as of February 8, 2017 (the “Existing Agreement”, and as amended by this Amendment, the “Agreement”), among PERIMETER MASTER NOTE BUSINESS TRUST, a business trust organized and existing under the laws of the State of Nevada, as issuer (the “Issuer”), PERIMETER FUNDING CORPORATION, a Nevada corporation (“Perimeter”), as transferor (together with its successors and permitted assigns in such capacity, the “Transferor”), ACCESS FINANCING, LLC, a Georgia limited liability company, as assignee of Atlanticus Services Corporation, a Georgia corporation, as servicer (together with its successors and permitted assigns, the “Servicer”), TSO-FORTIVA NOTES HOLDCO LP, as Agent (the “Agent”), TSO-FORTIVA CERTIFICATE HOLDCO LP, as a Certificateholder and TSO-FORTIVA NOTES HOLDCO LP, as an Investor.

W I T N E S S E T H :

WHEREAS, the parties wish to amend the Existing Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Existing Agreement.

2. Amendments.

(a) Section 2.2(d) of the Existing Agreement is amended hereby by adding the following sentence at the end of such Section:

Notwithstanding any provision to the contrary herein or in any other Transaction Document, when the Class A-1 Note Principal Balance, Class A-2 Note Principal Balance or Class A-3 Note Principal Balance has been reduced to zero, the Class A-1 Maximum Principal Amount, Class A-2 Maximum Principal Amount or Class A-3 Maximum Principal Amount, as applicable, shall automatically be reduced to zero.

(b) Section 6.1 of the Existing Agreement is amended hereby by deleting the first sentence thereof in its entirety and adding the following in its place:

This Agreement shall terminate on the date on which the Offered Notes and any other amounts owed to the Agent, any Investor or any Indemnified Party under the Transaction Documents have been paid in full (other than unasserted indemnity claims) (the “Termination Date”); provided, however, that (i) the rights and remedies of the parties hereto with respect to any representations or warranties made or deemed to be made by such party in this Agreement, and (ii) the provisions of Article V and Sections 6.9, 6.10 and 6.11 of this Agreement shall survive the termination of this Agreement and the payment in full of the Note Principal Balance.

3. Consent. Each of the Transferor and TSO-Fortiva Notes Holdco LP, as Agent under the Agreement, hereby consents to the transfer of a participation interest in the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class A-5 Notes (each as defined in the Agreement) to [*****] pursuant to a master participation agreement in substantially the form attached hereto as Exhibit A.

4. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). As of the date hereof, each of the Transferor, the Issuer and the Servicer, as to itself only and not as to any other, represents and warrants to the Agent, the Investors and the Certificateholder, that all representations and warranties made by it in Section 4.1 of the Agreement, with respect to itself, are true and correct as of the date hereof.

5. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Existing Agreement shall remain in full force and effect. All references to the Existing Agreement in any other document or instrument among the parties hereto shall be deemed to mean such Existing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Existing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Existing Agreement, as amended by this Amendment, as though the terms and obligations of the Existing Agreement were set forth herein.

6. Limited Recourse; No Proceedings. Sections 6.10 and 6.11 of the Agreement are incorporated herein by reference.

7. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement, (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any Indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other document to which the Issuer is a party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

PERIMETER FUNDING CORPORATION,

as Transferor

By: /s/ William R. McCamey

Name: William R. McCamey
Title: President

ACCESS FINANCING, LLC, as Servicer

By: /s/ Brian Stone

Name: Brian Stone
Title: President

PERIMETER MASTER NOTE BUSINESS

TRUST, as Issuer

By: Wilmington Trust, National

Association, not in its individual capacity

but solely as Owner Trustee

By:/s/ Roseline K. Maney
Name: Roseline K. Maney
Title: Administrative Vice President

TSO-Fortiva Notes Holdco LP, as Agent

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Attorney-in-Fact

By: /s/ Jennifer Glassman
Name: Jennifer Glassman
Title: Attorney-in-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AGREEMENT]

TSO-Fortiva Notes Holdco LP, as Investor

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Attorney-in-Fact

By: /s/ Jennifer Glassman
Name: Jennifer Glassman
Title: Attorney-in-Fact

TSO-Fortiva Certificate Holdco LP, as

Certificateholder

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Attorney-in-Fact

By: /s/ Jennifer Glassman
Name: Jennifer Glassman
Title: Attorney-in-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AGREEMENT]

EXHIBIT A

MASTER PARTICIPATION AGREEMENT